Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[X]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Managed High Income Portfolio Inc.
(Name of Registrant as Specified in its Charter)

Robert Nelson
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[   ]	Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:


[   ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                       MANAGED HIGH INCOME PORTFOLIO INC.
                              7 World Trade Center
                            New York, New York 10048

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

                           To Be Held on July 26, 2001

To the Stockholders of Managed High Income Portfolio Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of Managed High Income Portfolio Inc. (the "Fund") will be held at the Fund's offices in Conference Room A on the 40th floor at 7 World Trade Center, New York, New York, on July 26, 2001 at 3:00 p.m. (New York Time) for the following purposes:

      1. To elect two Class III directors of the Fund.

      2. To consider and vote upon such other matters as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on May 15, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of Directors,


                                       Christina T. Sydor
                                       Secretary


New York, New York
June 7, 2001

                               ------------------

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
------------                                        ---------------
Corporate Accounts
(1) ABC Corp. ..................................    ABC Corp.
(2) ABC Corp. ..................................    John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ..................    John Doe
(4) ABC Corp. Profit Sharing Plan ..............    John Doe, Trustee

Trust Accounts
(1) ABC Trust ..................................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 ...........................    Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ............    John B. Smith
(2) Estate of John B. Smith ....................    John B. Smith, Jr., Executor

                       MANAGED HIGH INCOME PORTFOLIO INC.
                              7 World Trade Center
                            New York, New York 10048

                               ------------------
                                 PROXY STATEMENT
                               ------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 26, 2001

                               ------------------

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Managed High Income Portfolio Inc. ("the Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the Fund's principal executive offices at 7 World Trade Center, in Conference Room A on the 40th Floor, New York, New York 10048, on July 26, 2001 at 3:00 p.m. (New York Time) and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

      Proxy solicitations will be made primarily by mail but proxy solicitations also may be made by telephone, telegraph or personal interview conducted by officers of the Fund, officers and regular employees of Salomon Smith Barney Inc. ("Salomon Smith Barney"); Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment advisor and administrator; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent. The cost of soliciting proxies will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended February 28, 2001 has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about June 7, 2001. The Fund will provide, without charge, additional copies of the annual report to any stockholder upon request by calling the Fund at 1-800-331-1710.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated on the prior page, or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

      The Board of Directors of the Fund has fixed the close of business on May 15, 2001 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 43,561,052.921 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 42,752,425.352 shares, or 98.14% were held in accounts, but not beneficially owned by, CEDE & CO., as nominee for The Depository Trust Company. At the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

      In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal. A shareholder vote may be taken on one of the proposals prior to such adjournment of sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-Laws a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


      The Board of Directors of the Fund is currently classified into three classes. The term of the director currently serving in Class III, Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer of the Fund, is expiring at the Meeting and Mr. McLendon has been nominated by the Board for re-election at the Meeting. The Board has also nominated a new director, Dwight B. Crane, to serve as a Class III director; both nominee directors to serve for a term of three years (until the 2004 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

      Each of the nominees has consented to serve if elected at the Meeting. The Board knows of no reason why the Class III director nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.


      Certain information concerning the director nominees is set forth below. One of the nominees for Class III currently serves as Director of the Fund. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk (*). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                  Persons Nominated for Election as Directors+


                                                                                          Number of Shares
                                       Principal Occupations                             and % Beneficially
                                      During Past Five Years,                               Owned as of
      Name                         Other Directorships, and Age                            May 15, 2001(a)
     ------                        ----------------------------                          ------------------
CLASS III DIRECTORS


Heath B. McLendon*        Managing Director of Salomon Smith Barney; Chairman              1,160.16880(b)
  Director since 1993     or Co-Chairman of seventy-seven investment companies             (less than 1%)
                          affiliated with Citigroup Inc. ("Citigroup"); President and
                          Director of SBFM and Travelers Investment Advisers, Inc.
                          ("TIA"); formerly Chairman of the Board of Smith Barney
                          Strategy Advisers Inc.; age 67


Dwight B. Crane           Professor, Harvard Business School; Director, Peer Review             None
                          Analysts; Director/Trustee of twenty-three investment
                          companies affiliated with Citigroup; age 63

----------
+ In order to fill Classes I and II vacancies the Board, at its regularly scheduled quarterly meeting held on May 10, 2001, elected Messrs. Allan J. Bloostein and William R. Hutchinson, pursuant to relevant provisions of the Maryland General Corporation Law that permit Messrs. Bloostein and Hutchinson to fill the vacancies for the remainder of the full term of the class of directors for which the vacancies occurred; the Board directed the filing of Articles Supplementary providing for persons elected by the Board to fill vacancies to sit for the remainder of the terms for which they are elected, rather than be presented to shareholders for election at the immediately subsequent annual meeting.




(a) For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.
(b)   Includes Shares owned by Director's family.

The remainder of the Board is composed of the Class I and Class II Directors, none of whom will stand for election at the Meeting, as their terms will expire in 2002 and 2003, respectively.

                                                                                          Number of Shares
                                       Principal Occupations                             and % Beneficially
                                      During Past Five Years,                               Owned as of
      Name                         Other Directorships, and Age                            May 15, 2001(a)
     ------                        ----------------------------                          ------------------
CLASS I DIRECTORS

Paul Hardin               Professor of Law and Chancellor Emeritus at the                  2,966.3131(b)
  Director since 1993     University of North Carolina at Chapel Hill; Director/
                          Trustee of twenty investment companies affiliated
                          with Citigroup; formerly, Director of The Summit
                          Bancorporation; Chancellor of the University of
                          North Carolina of North Carolina at Chapel Hill; age 69


George M. Pavia           Senior Partner, Pavia & Harcourt, Attorneys; Director/                None
  Director since 1993     Trustee of nine investment companies affiliated with
                          Citigroup; age 73


Allan J. Bloostein        President of Allan J. Bloostein Associates, a consulting              None
  Director since 2001     firm; Director/Trustee of nineteen investment companies
                          affiliated with Citigroup; Director of CVS
                          Corporation, a drugstore chain, and Taubman
                          Centers Inc., a real estate development
                          company; retired Vice Chairman and Director
                          of The May Department Stores Company; age 71


CLASS II DIRECTORS


Paolo M. Cucchi           Dean of College of Liberal Arts at Drew University;                 1,100(b)
  Director since 1993     Director/Trustee of eight investment companies
                          affiliated with Citigroup; age 59

Robert A. Frankel         Managing Partner of Robert A. Frankel Management                      None
  Director since 2000     Consultants; Director/Trustee of ten investment companies
                          affiliated with Citigroup; formerly Corporate Vice President of the Reader's Digest Association Inc.; age 73

William R. Hutchinson     Group Vice President, Mergers & Acquisitions BP Amoco                 None
  Director since 2001     p.l.c. since January 1, 1999; Director/Trustee of eight
                          investment companies affiliated with Citigroup; formerly
                          Vice President-Financial Operations AMOCO Corporation;
                          Director of Associated Banc-Corp.; age 58


----------

(a) For this purpose, "beneficial ownership" is defined under Section 13(d) of the Exchange Act. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

(b)   Includes Shares owned by Director's family.





                           Beneficial Ownership Report


      Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission ("SEC"), the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and repre-sentations from such persons, the Fund believes that, during fiscal year ended February 28, 2001, all filing requirements applicable to such persons were satisfied.

                      Committees of the Board of Directors


      The Fund has audit and nominating committees of the Board, each of which is comprised of all of the directors who are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors") and a pricing committee of the Board comprised of the Chairman of the Board and one independent director. The audit committee is charged with recommending a firm of independent auditors to the Board and reviewing the Fund's accounting matters as set forth in the audit committee's charter, which is attached hereto as Appendix
A. The Fund has no compensation committee of the Board, or any committee performing similar functions.

      Seven meetings of the Board were held during the fiscal year ended February 28, 2001, four of which were regular meetings. Two audit committee meetings and one nominating committee meeting were also held. In the last fiscal year, no Director attended less than 75% of these meetings.

      No officer, director, or employee of the Fund's investment adviser or administrator receives any compensation from the Fund for serving as an officer or director of the Fund. Officers of the Fund are compensated by Salomon Smith Barney. The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser or administrator, a fee of $5,000 per year plus $500 per regular in-person meeting attended and $100 per telephone meeting attended. The Fund pays each of its two Director Emeriti a fee of $2,500 per year plus $250 per regular in-person meeting attended and $50 per telephone meeting attended. The Fund also reimburses each Director for actual out-of-pocket expenses relating to attendance at meetings. The aggregate expenses paid by the Fund to such Directors (including reimbursement for travel and out-of-pocket expenses) during the fiscal year ended February 28, 2001 amounted to $4,116.

                                  COMPENSATION


      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's fiscal year ended February 28, 2001 and by the Fund complex for the calendar year ended December 31, 2000:


                               Compensation Table

                            Aggregate           Pension or            Total           Number of Funds
                           Compensation         Retirement        Compensation      for Which Director
                             from Fund           Benefits           from Fund        Serves or Served
                          for the Fiscal      Accrued as Part    Complex for the     as a Board Member
    Name of                 Year Ended            of Fund         CalendarYear            within
    Director                 2/28/01+            Expenses        Ended 12/31/00        Fund Complex
    --------              --------------      ---------------    ---------------    ------------------
Paolo M. Cucchi               $7,000                $0               $12,250                 8

*Robert A. Frankel             5,250                 0                72,850                10

Paul Hardin                    7,000                 0                93,150                20

**Heath B. McLendon                0                 0                     0                77

George M. Pavia                7,100                 0                18,350                 9

----------
*     Director since May 10, 2000.

** Designates a Director who is an interested person of the Fund as defined in the 1940 Act.


+ Upon attainment of age 80, Directors are required to change to emeritus status. A Director Emeritus is entitled to serve for a maximum of 10 years during which time he or she is paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, aggregate compensation paid by the fund to Directors Emeriti totaled $6,750.


Required Vote

      Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "INDEPENDENT" DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD.

                          Report of the Audit Committee


      Pursuant to a meeting of the audit committee on April 19, 2001, the audit comittee reports that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG LLP ("KPMG") that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items
(i) through (iii) above, and subject to the limitations on the responsibilities and role of the audit committee set forth in the Charter, the audit committee recommended to the Board that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended February 28, 2001. The membership of the audit committee is comprised of all of the independent directors.


                                Current Officers


      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each officer will hold the office opposite his or her name until a successor is voted upon by the Board.


                           Position         Principal Occupations and Other
                         (Year First             Affiliations for the
Name                       Elected)                Past Five Years
----                     -----------        -------------------------------

Heath B. McLendon,
  age 67 ...........    Chief Executive        See table of directors)
                        Officer (1993).
                        Chairman of the
                        Board (1993) and
                        President (1997)

Lewis E. Daidone,
  age 43 ...........    Senior Vice           Managing Director of Salomon
                        President and           Smith Barney, Senior Vice
                        Treasurer (1994)        President and Treasurer
                                                (Chief Financial Officer) or
                                                Executive Vice President and
                                                Treasurer of certain other
                                                investment companies affili-
                                                ated with Citigroup, and
                                                Director and Senior Vice
                                                President of SBFM and TIA.

John C. Bianchi,
  age 45 ...........    Vice President        Managing Director of Salomon
                        and Investment          Smith Barney and investment
                        Officer (1993)          officer of certain other invest-
                                                ment companies affiliated
                                                with Citigroup.

Christina T. Sydor,     Secretary (1994)      Managing Director of Salomon
  age 50 ...........                            Smith Barney, General
                                                Counsel and Secretary of
                                                SBFM and TIS, Secretary or
                                                Executive Vice President and
                                                General Counsel of certain
                                                other investment companies
                                                associated with Citigroup.

      The principal business address of each of the principal officers of the Fund is 7 World Trade Center, New York, New York 10048, except for Lewis E. Daidone, whose address is 125 Broad Street, New York, New York 10004.

                           Disclosure of Auditor Fees


      Audit Fees. Audit fees billed by the Fund to KPMG in connection with the Fund's annual audit for the year ended February 28, 2001 totaled $31,500.


      Financial Information Systems Design and Implementation. KPMG was not engaged by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund, to provide financial information systems design or implementation services.

      All other Fees. The aggregate fees billed to the Fund for non-audit services by KPMG and paid by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund totaled approximately $2,600 (tax services).

                       SUBMISSION OF STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at its 2002 Annual Meeting of Stockholders of the Fund must be received by February 26, 2002 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2002 Annual Meeting of Stockholders will be held in July of 2002. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.


      The persons named as proxies for the Annual Meeting of Stockholders for 2002 will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by April 27, 2002, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing stockholder proposals.

                                  OTHER MATTERS


      The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters, to the extent permissible under applicable law.


                                       By Order of the Board of Directors,


                                       Christina T. Sydor
                                       Secretary

June 7, 2001


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

                       MANAGED HIGH INCOME PORTFOLIO INC.
                             AUDIT COMMITTEE CHARTER

      I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc. as such requirements are interpreted by the Board of Directors in its business judgment.

      II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

            1. in its oversight of the Company's accounting and financial reporting principles, policies and controls, and audit processes;

            2. in its oversight of the Company's financial statements and the independent audit thereof;

            3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors; and

            4. in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statement in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including the issue of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) representations made by management of the Company or of Smith Barney Fund Management LLC ("SBFM") as to any information technology, internal audit and other non-audit services provided by the outside auditors of the Company to the Company, SBFM and any entity controlling, controlled by or under common control with SBFM that provides services to the Company ("SBFM Affiliates").

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors.

      The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgement may be reasonably thought to bear on independence, addressing each non-audit service provided to the Company, SBFM and the SBFM Affiliate and at least the matters set forth in Independence Standards Board No.
1. The Statement as to Independence shall also identify any audit, tax or consulting services to the custodian, or other service providers to the Company, and to other investment companies advised by the Company's investment adviser or administered by the Company's administrator, as the Audit Committee and the outside auditors may agree. These professional services may include those relating to the services provided by such service providers to the Company or any other services that the outside auditors or the Committee believe may bear on the outside auditor independence with respect to the Company. The Audit Committee acknowledges that the disclosure of such services provided by the outside auditors may be limited by the Code of Professional Conduct of the American Institute of Certified Public Accountants.

      The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's financial statements; (ii) information technology consulting services provided to the Company, SSB Citi, and the SSB Citi Affiliates for the most recent fiscal year, in the aggregate and, (iii) all other services provided to the Company, SBFM, and the SBFM Affiliates by the outside auditors for the most recent fiscal year, in the aggregate.

      III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

      IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

            1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

            2. to review the fees charged by the outside auditors for audit and non-audit services;

            3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

            4. If applicable, to consider whether the outside auditors' provision to the Company, SBFM Affiliates of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services is compatible with maintaining the independence of the outside auditors; and

            5. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

            6. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            7. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section
      380), as may be modified or supplemented, including reports and communications related to:

            o deficiencies noted in the audit in the design or operation of internal controls;

            o     consideration of fraud in a financial statement audit;

            o     detection of illegal acts;

            o the outside auditors' responsibility under generally accepted auditing standards;

            o     significant accounting policies;

            o     management judgments and accounting estimates;

            o     adjustments arising from the audit;

            o the responsibility of the outside auditors for other information in documents containing audited financial statements;

            o     disagreements with management;

            o     consultation by management with other accountants;

            o major issues discussed with management prior to retention of the outside auditors;

            o difficulties encountered with management in performing the audit;

            o the outside auditors' judgments about the quality of the entity's accounting principles; and

            o reviews of interim financial information conducted by the outside auditors; (not applicable) and

            8. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

            9. to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

            10. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

            11. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

      V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

PROXY

MANAGED HIGH INCOME PORTFOLIO INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Managed High
Income Portfolio Inc., a Maryland corporation (the
"Portfolio"), hereby appoints Heath B. McLendon,
Christina T. Sydor and Robert M. Nelson, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio to be held in Conference Room A on the 40th Floor at 7 World Trade Center, New York, New York
10048 on July 26, 2001 at 3:00 p.m., and any
adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and proxy Statement and hereby instructs said attorney and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

SEE REVERSE SIDE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE


         Please mark
X        votes as in
____     this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of each nominee as director. Please refer to the Proxy Statement for a discussion of the proposal.

1. ELECTION OF DIRECTORS

Class III (01) Heath B. McLendon and (02) Dwight
B. Crane
	nominees:     FOR           WITHHOLD


 		   	________            ________




For all nominees except as noted above


MARK HERE FOR ADDRESS CHANGE
AND NOTE AT LEFT _______



PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your
name appears on this Proxy.
If joint owners, EITHER may sign this Proxy.
When signing as attorney, executor,
administrator, trustee, guardian or corporate officer, please give your full title.


Signature: 		Date: 			 Signature:
	      Date: